SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 14, 2008 (March 20, 2008)

FLAGSHIP GLOBAL HEALTH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30556	11-3210792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West 42nd Street

23rd Floor

New York, NY 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 340-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

See disclosure under Item 5.02 below.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2008, the Board of Directors of Flagship Global Health, Inc. (the “Company”), approved and entered into employment agreements with John H. Flood, III, the Company’s Chief Executive Officer and President, Philip Barak, the Company’s Chief Financial Officer, Mark Gardy, MD, the Company’s Senior Vice President and Chief Medical Officer, and Clay Larsen the Company’s Senior Vice President of Marketing and Sales.

John H. Flood’s employment agreement with the Company was effective as of February 28, 2008. The term of his employment with the Company is a period of three (3) years, with automatic one (1) year extensions thereafter, unless otherwise terminated pursuant to his employment agreement. Mr. Flood’s employment contract stipulates that he will serve as the Company’s Chief Executive Officer. Flood will receive a base salary at the annual rate of $275,000.00, and he will be eligible to receive annual bonuses. The full text of Mr. Flood’s employment agreement is attached hereto as Exhibit 10.1 to the Form 8-K.

Philip Barak’s employment agreement with the Company was effective as of February 28, 2008. The term of his employment with the Company is a period of one (1) year, with automatic one (1) year extensions thereafter, unless otherwise terminated pursuant to his employment agreement. Mr. Barak’s employment contract stipulates that he will serve as the Company’s Chief Financial Officer. Mr. Barak will receive a base salary at the annual rate of $220,000.00, and he will be eligible to receive annual bonuses. The full text of Mr. Barak’s employment agreement is attached hereto as Exhibit 10.2 to the Form 8-K.

Dr. Mark Gardy’s employment agreement with the Company was effective as of February 28, 2008. The term of his employment with the Company is a period of one (1) year, with automatic one (1) year extensions thereafter, unless otherwise terminated pursuant to his employment agreement. Dr. Gardy’s employment contract stipulates that he will serve as the Company’s Senior Vice President and Chief Medical Officer. Dr. Gardy will receive a base salary at the annual rate of $260,000.00, and he will be eligible to receive annual bonuses. The full text of Dr. Gardy’s employment agreement is attached hereto as Exhibit 10.3 to the Form 8-K.

Clay Larsen’s employment agreement with the Company was effective as of February 28, 2008. The term of his employment with the Company is a period of one (1) year, with automatic one (1) year extensions thereafter, unless otherwise terminated pursuant to his employment agreement. Mr. Larsen’s employment contract stipulates that he will serve as the Company’s Senior Vice President of Marketing and Sales. Mr. Larsen will receive a base salary at the annual rate of $225,000.00, and he will be eligible to receive annual bonuses. The full text of Mr. Larsen’s employment agreement is attached hereto as Exhibit 10.4 to the Form 8-K.

Item 8.01. Other Events.

On March 18, 2008, the Company issued a press release, announcing that the Company’s Annual Shareholder’s Meeting (the “Meeting”) has been set for July 22, 2008. The Company intends to set the time and place of the Meeting at another date. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	Employment Agreement by and between John H. Flood, III and Flagship Global Health, Inc., dated February 28, 2008.
10.2	Employment Agreement by and between Philip Barak and Flagship Global Health, Inc., dated February 28, 2008.
10.3	Employment Agreement by and between Dr. Mark Grady and Flagship Global Health, Inc., dated February 28, 2008.
10.4	Employment Agreement by and between Clay Larsen and Flagship Global Health, Inc., dated February 28, 2008.
99.1	Press Release of Flagship Global Health, Inc., dated March 18, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2008

FLAGSHIP GLOBAL HEALTH, INC.

	By:	/s/ John H. Flood III
	Name:	John H. Flood III
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement by and between John H. Flood, III and Flagship Global Health, Inc., dated February 28, 2008.
10.2	Employment Agreement by and between Philip Barak and Flagship Global Health, Inc., dated February 28, 2008.
10.3	Employment Agreement by and between Dr. Mark Grady and Flagship Global Health, Inc., dated February 28, 2008.
10.4	Employment Agreement by and between Clay Larsen and Flagship Global Health, Inc., dated February 28, 2008.
99.1	Press Release of Flagship Global Health, Inc., dated March 18, 2008.